UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 29, 2013

KEATING CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-53504	26-2582882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1100 Greenwood Village, CO 80111
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (720) 889-0139

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

As previously announced, Keating Capital, Inc. (the “Company”) will hold its conference call on July 29, 2013 at 4:00 p.m. (Eastern Time) to discuss results for the quarter ended June 30, 2013.  A copy of the slides to be presented on this conference call and a copy of the Company’s press release dated July 29, 2013, are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

Item 9.01     Financial Statements and Exhibits.

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)            Exhibits.

Exhibit No.	Description

99.1	Slide Presentation for Q2 Earnings Call
dated Q2 2013
99.2	Press Release dated July 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 29, 2013	KEATING CAPITAL, INC.

		By:	/s/ Timothy J. Keating
Timothy J. Keating
President and Chief Executive Officer